THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

Prospectus
for Eligible Retirement Plans

SMALLCAP
WORLD FUND(R)


AN OPPORTUNITY FOR LONG-TERM GROWTH OF
CAPITAL PRIMARILY THROUGH THE STOCKS OF
SMALLER COMPANIES IN THE UNITED STATES --
AND AROUND THE WORLD

February 1, 1997
   (as amended February 20, 1997)

[LOGO OF THE AMERICAN FUNDS GROUP(R)]


                           SMALLCAP WORLD FUND, INC.

                             333 South Hope Street
                         Los Angeles, California 90071

The fund's investment objective is to achieve long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities of issuers with relatively small market capitalizations located in various countries. Investing in smaller capitalization stocks and securities of issuers in various countries involves certain opportunities and risks that are different from those associated with investing solely in larger capitalization stocks and securities of issuers based in the United States.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

More detailed information about the fund, including the fund's financial statements is contained in the statement of additional information dated February 1, 1997, which has been filed with the Securities and Exchange Commission and is available to you without charge, by writing to the Secretary of the fund at the above address or calling American Funds Service Company.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.

RP 35-010-0297

-------------------------------------------------------------------------------

              SUMMARY OF
                EXPENSES

 Average annual expenses
     paid over a 10-year
         period would be
   approximately $13 per
 year, assuming a $1,000
     investment and a 5%
   annual return with no
           sales charge.



                         TABLE OF
                         CONTENTS

  Summary of Expenses..............................   2
  Financial Highlights.............................   3
  Investment Objective and Policies................   3
  Certain Securities and Investment Techniques.....   4
  Investment Results...............................   7
  Dividends, Distributions and Taxes...............   7
  Fund Organization and Management.................   8
  Purchasing Shares................................   9
  Shareholder Services.............................  11
  Redeeming Shares.................................  11



This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees......................................................   0.69%
12b-1 expenses.......................................................   0.23%/2/
Other expenses (including audit, legal, shareholder services,
 transfer agent and custodian expenses)..............................   0.17%
Total fund operating expenses........................................   1.09%


EXAMPLE                                   1 YEAR  3 YEARS   5 YEARS   10 YEARS
-------                                   ------  -------   -------   --------
You would pay the following cumulative
expenses on a $1,000 investment,
assuming a 5% annual return./3/             $11     $35       $60       $133

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.30% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

          FINANCIAL    The following information relating to the past six pe-
         HIGHLIGHTS    riods has been audited by Deloitte & Touche LLP, inde-
                       pendent accountants, whose unqualified report is in-
       (For a share    cluded in the statement of additional information. This
        outstanding    information should be read in conjunction with the fi-
     throughout the    nancial statements and accompanying notes which are
       fiscal year)    also included in the statement of additional
                       information.

                                          YEAR ENDED SEPTEMBER 30
                             -----------------------------------------------
                              1996   1995    1994    1993    1992    1991   1990/1/
                             ------ ------  ------  ------  ------  ------  -------
Net Asset Value, Begin-
 ning of Period...........   $26.11  $23.61  $22.72  $18.01  $17.60  $13.26  $15.08
                             ------  ------  ------  ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income...      .17     .22     .09     .06     .14     .18     .26
  Net realized and
   unrealized gain (loss)
   on investments.........     3.32    3.79    1.83    5.56     .38    4.56   (2.08)
                             ------   ------  ------  ------  ------  ------  ------
   Total income from in-
    vestment operations...     3.49    4.01    1.92    5.62     .52    4.74   (1.82)
                             ------   ------  ------  ------  ------  ------  ------
LESS DISTRIBUTIONS:
  Dividends from net in-
   vestment income........     (.23)     (.16)   (.06)   (.08)   (.11)   (.40)    --
  Distributions from net
   realized gains.........    (2.45)    (1.35)   (.97)   (.83)    --      --      --
                             ------   ------  ------  ------  ------  ------  ------
   Total distributions....    (2.68)    (1.51)  (1.03)   (.91)   (.11)   (.40)    --
                             ------   ------  ------  ------  ------  ------  ------
Net Asset Value, End of
 Period...................   $26.92   $26.11  $23.61  $22.72  $18.01  $17.60  $13.26
                             ======   ======  ======  ======  ======  ======  ======
Total Return/2/...........    15.21%  18.59%   8.60%  32.46%   2.95%  36.43% (12.07)%/3/
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of pe-
   riod (in millions).....   $6,607   $4,625  $3,497  $2,247  $1,255  $  798  $  571
  Ratio of expenses to av-
   erage net assets.......     1.09%   1.13%   1.12%   1.15%   1.21%   1.31%    .49%/3/
  Ratio of net income to
   average net assets.....      .68%  .97%    .38%    .33%    .85%   1.11%   1.70%/3/
  Average commissions
   paid/4/............1.41cents 1.00cents 1.25cents 1.55cents 2.36cents 1.83cents 2.24cents
  Portfolio turnover rate.    42.88%  45.63%  29.43%  25.00%  23.10%  19.26%   1.91%/3/

-----------------
/1/ Period from 4/30/90-9/30/90 (initial period of operations).

/2/ Calculated with no sales charge.

/3/ These amounts are based on operations for the period shown and, accordingly, not representative of a full year's operations.

/4/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded.

         INVESTMENT    The fund's investment objective is to provide long-term
          OBJECTIVE    growth of capital. It seeks to achieve its objective by
       AND POLICIES    investing primarily in equity securities of companies
                       with relatively small market capitalizations (share
 The fund's goal is    price times number of equity securities outstanding).
     to provide you    In selecting investments, the fund emphasizes companies
     with long-term    that are believed by the fund's investment adviser,
 growth of capital.    Capital Research and Management Company, to have the
                       potential for growth (based on strength of management, new products or new services, etc.). Current income is not a consideration.

                       Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of small capitalization issuers, typically having individual market capitalizations of approximately $50 million to $1.2 billion. The fund will not normally purchase shares of any company, or add to any existing holding, with a market capitalization of more than $1.2 billion. However, the fund will not necessarily sell stocks because they fall outside this range due to market conditions.

                       The fund's assets may also be held in cash or high-quality cash equivalents (including certificates of de-posit, bankers acceptances, commercial paper, short-term notes or repurchase agreements), government or corporate debt securities denominated in U.S. dollars or other currencies for liquidity purposes or when, in the opinion of Capital Research and Management Company, prevailing market and economic conditions in-

-------------------------------------------------------------------------------

                       dicate that it is desirable to do so (for example, for temporary defensive purposes). Under normal market con-ditions the fund will invest no more than 35% of its total assets in such securities.

                       The fund's fundamental investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH IN-VESTING OUTSIDE THE U.S. DESCRIBED HEREIN.

                       EQUITY SECURITIES

                       Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condi-tion of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

            CERTAIN    INVESTING IN SMALLER CAPITALIZATION STOCKS Capital
     SECURITIES AND    Research and Management Company believes that the
         INVESTMENT    issuers of smaller capitalization stocks often have
         TECHNIQUES    sales and earnings growth rates which exceed those of
                       larger companies and that such growth rates may in turn
       Investing in    be reflected in more rapid share price appreciation.
            smaller    However, investing in smaller capitalization stocks can
     capitalization    involve greater risk than is customarily associated
    stocks involves    with investing in stocks of larger, more established
 greater risks than    companies. For example, smaller capitalization
   investing in the    companies often have limited product lines, markets, or
  stocks of larger,    financial resources, may be dependent for management on
   more established    one or a few key persons, and can be more susceptible
         companies.    to losses. Also, their securities may be thinly traded
                       (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.
                       Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks. The fund determines relative market capitalizations using U.S. standards (as described earlier). Accordingly, the fund's non-U.S. invest-ments may have larger capitalizations relative to market capitalizations of stocks of companies based outside the U.S.

                       INVESTING AROUND THE WORLD The fund's assets are invested globally which, in the opinion of Capital Research and Management Company, enhances the fund's ability to meet its objective--long-term growth of capital.

                       Of course, investing globally involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; less stringent accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

-------------------------------------------------------------------------------

                       However, in the opinion of Capital Research and Manage-ment Company, global investing also can reduce certain portfolio market risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Bro-kerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in con-nection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       In making its investments in companies outside the U.S., the fund does not intend to emphasize any partic-ular country or region. These investments will be located in at least three countries.

                       INVESTING IN FIXED-INCOME SECURITIES When prevailing market, economic, political or currency conditions warrant, assets may also be invested in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by any national rating service or determined to be of equivalent quality by Capital Research and Management Company), government securities, or nonconvertible preferred stocks. If market interest rates increase, such fixed-income securities generally decline in value and vice versa. These securities may also be issued by entities domiciled outside the U.S.

                       The fund may invest up to 10% of its total assets in debt securities rated Baa or BBB or below by Moody's Investors Service, Inc. or Standard & Poor's Corpora-tion or in unrated securities that are determined to be of equivalent quality. Securities rated Ba and BB or below or unrated securities determined to be of equivalent quality are commonly known as "high-yield, high-risk" or "junk" bonds and are described by the ratings agencies as speculative. These securities are subject to greater risk of default and can signifi-cantly decline in price particularly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. The fund's high-yield, high-risk securities may be rated as low as Ca or CC.
                       Bonds rated Ca or CC are described by the ratings agencies as "speculative in a high degree; often in default or [having] other marked shortcomings." See the statement of additional information for a complete description of the ratings.

                       The fund's investments in debt securities may be denom-inated in currencies other than the U.S. dollar. If the currency in which the security is denominated declines against the U.S. dollar, the dollar value of the secu-rity will decline and vice versa. The fund may hold a portion of its assets in U.S. dollars and other curren-cies and in cash equivalents of either U.S. issuers or issuers domiciled outside the U.S. (See the statement of additional information for a description of cash equivalents.)

                       CURRENCY TRANSACTIONS The fund has the ability to hold currencies and enter into forward currency contracts to protect against changes in currency exchange rates. However, there is no assurance that such strategies will be successful. Moreover, due to the expenses in-volved, the fund will not generally attempt to protect against all potential changes in exchange rates.

                       U.S. PRIVATE PLACEMENTS

                       Private Placements may be either purchased from another institutional investor that originally acquired the securities in a private placement or directly from the issuers of the securities. Generally, securities acquired in such private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act (for example, private placements sold pursuant to Rule 144A). Accordingly, all such private place-ments will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the funds board of directors. Additionally, investing in private place-ment securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities. The fund will not invest more than 10% of its total assets in illiquid securities.

-------------------------------------------------------------------------------

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic invest-ment philosophy of Capital Research and Management Com-pany is to seek fundamental values at reasonable pric-es, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments, which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's in-vestment committee). In addition, Capital Research and Management Company's research professionals make in-vestment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

------------------------------------------------------------------------------------------------------------
                                                                                     YEARS OF EXPERIENCE AS
                                                                                    INVESTMENT PROFESSIONAL
                                                     YEARS OF EXPERIENCE AS               (APPROXIMATE)
                                                    PORTFOLIO COUNSELOR (AND
 PORTFOLIO COUNSELORS                                 RESEARCH PROFESSIONAL,       WITH CAPITAL
          FOR                                          IF APPLICABLE) FOR          RESEARCH AND
       SMALLCAP            PRIMARY TITLE(S)                 SMALLCAP                MANAGEMENT
      WORLD FUND                                           WORLD FUND               COMPANY OR       TOTAL
                                                         (APPROXIMATE)            ITS AFFILIATES     YEARS
------------------------------------------------------------------------------------------------------------
 William R. Grimsley    Director and Vice           Since the fund began             27 years      34 years
                        Chairman of the Board       operations
                        of the fund. Senior
                        Vice President and
                        Director,
                        Capital Research and
                        Management Company
------------------------------------------------------------------------------------------------------------
 Gordon Crawford        President and Principal     Since the fund began             26 years      26 years
                        Executive Officer of        operations
                        the fund. Senior Vice
                        President and Director,
                        Capital Research and
                        Management Company
------------------------------------------------------------------------------------------------------------
 Robert W. Lovelace     Vice President of the       3 years (in addition to          12 years      12 years
                        fund. Executive Vice        4 years as a research
                        President and Director,     professional prior to
                        Capital Research Company*   becoming a portfolio
                                                    counselor for the fund)
 ------------------------------------------------------------------------------------------------------------
 Mark E. Denning        Senior Vice President       5 years (in addition to          15 years      15 years
                        and Director, Capital       1 year as a research
                        Research Company*           professional prior to
                                                    becoming a portfolio
                                                    counselor for the fund)
------------------------------------------------------------------------------------------------------------
 Claudia Huntington     Senior Vice President,      1 year (in addition to ___       19 years      21 years
                        Capital Research Company*   years as a research
                                                    professional prior to
                                                    becoming a portfolio
                                                    counselor for the fund)
------------------------------------------------------------------------------------------------------------
 James F. Rothenberg    President and Direc-        2 years                          27 years      27 years
                        tor, Capital Research
                        and Management Company
------------------------------------------------------------------------------------------------------------
 THE FUND BEGAN OPERATIONS ON APRIL 30, 1990
 *COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a to-
   averaged a total    tal return, yield and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
      14.95% a year    returns assume the reinvestment of all dividends and
      under Capital    capital gain distributions. The fund's distribution
       Research and    rate is calculated by dividing the dividends paid by
         Management    the fund over the last 12 months by the sum of the
          Company's    month-end price and the capital gains paid over the
         management    last 12 months. Yield is computed by dividing the
    (April 10, 1990    net investment income per share earned by the fund
  through December     over a given period of time by the net asset value
         31, 1996).    per share on the last day of the period, according
                       to a formula mandated by the Securities and Exchange
                       Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

                       The fund's total return over the past 12 months, aver-age annual return over the past five years and average lifetime return, as of December 31, 1996, were 19.75%, 14.64% and 14.95%, respectively. These results were calculated with no sales charge in accordance with Se-curities and Exchange Commission requirements. Of course, past results are not an indication of future results. Further information regarding the fund's in-vestment results is contained in the fund's annual re-port which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in June and December. Capital gains, if any, are usu-
          AND TAXES    ally distributed in December. When a dividend or capi-
                       tal gain is distributed, the net asset value per share
             Income    is reduced by the amount of the payment.
  distributions are
    usually made in    The terms of your plan will govern how your plan may
 June and December.    receive distributions from the fund. Generally, peri-
                       odic distributions from the fund to your plan are rein-vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gain distributions in additional shares or may permit all fund distributions to be received in cash.
                       Unless you select another option, all distributions will be reinvested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       The fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S., generally at rates from 10% to 40%, which would reduce the fund's invest-ment income.

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

-------------------------------------------------------------------------------

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Maryland corporation in 1989. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid for
     American Funds    services rendered to the fund as described in the
    Group, which is    statement of additional information. They may elect to
  managed by one of    defer all or a portion of these fees through a deferred
    the largest and    compensation plan in effect for the fund. Shareholders
   most experienced    have one vote per share owned and, at the request of
         investment    the holders of at least 10% of the shares, the fund
          advisers.    will hold a meeting at which any member of the board
                       could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment
                       Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Ange-les, CA 90071, and at 135 South State College Boule-vard, Brea, CA 92821. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rates of 0.80% on the first $1 billion of the fund's assets, 0.70% on net assets in excess of $1 billion but not exceeding $2 billion, 0.67% on net assets in excess of $2 billion but not exceeding $3 billion, 0.65% on net assets in excess of $3 billion but not exceeding $5 billion, 0.635% on net assets in excess of $5 billion but not exceeding $8 billion, and 0.625% on net assets in excess of $8 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affili-ated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Invest-ment Company Institute's Advisory Group on Personal In-vesting. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers

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                       except in those circumstances where it appears better
                       prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is lo-cated at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversa-tions with American Funds Distributors may be recorded or monitored for verification, recordkeeping and qual-ity assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.30% of its average net assets an-nually (0.25% of which may be for service fees.)

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Ange-les, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 5300
                       Robin Hood Road, Norfolk, VA 23513 and 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240. It was paid a fee of $5,701,000 for the fiscal year ended September 30, 1996. Telephone conversations with American Funds Service Company may be recorded or monitored for veri-fication, recordkeeping and quality assurance purposes.

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In

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                       addition, any employer-sponsored 403(b) plan or defined
                       contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within one year of such purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       During 1997, American Funds Distributors will provide additional compensation to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group, based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the

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                       statement of additional information under "Purchase of
                       Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares auto-matically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a de-scription of these and other services that may be available through your plan. These services are avail-able only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                       --------------------------------------------------------

                       By contacting      Your plan administrator/trustee must
                       your plan          send a letter of instruction
                       administrator/     specifying the name of the fund, the
                       trustee            number of shares or dollar amount to
                                          be sold, and, if applicable, your
                                          name and account number. For your
                                          protection, if you redeem more than
                                          $50,000, the signatures of the
                                          registered owners or their legal
                                          representatives must be guaranteed by
                                          a bank, savings association, credit
                                          union, or member firm of a domestic
                                          stock exchange or the National
                                          Association of Securities Dealers,
                                          Inc., that is an eligible guarantor
                                          institution. Your plan administrator/
                                          trustee should verify with the
                                          institution that it is an eligible
                                          guarantor prior to signing.
                                          Additional documentation may be
                                          required to redeem shares from
                                          certain accounts. Notarization by a
                                          Notary Public is not an acceptable
                                          signature guarantee.

                       --------------------------------------------------------

                       By contacting      Shares may also be redeemed through
                       an investment      an investment dealer; however, you or
                       dealer             your plan may be charged for this
                                          service. SHARES HELD FOR YOU IN AN
                                          INVESTMENT DEALER'S STREET NAME MUST
                                          BE REDEEMED THROUGH THE DEALER.
                       --------------------------------------------------------

                      THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

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                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred
                       sales charge of 1% applies to certain redemptions made within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency


                       THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.


12
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